Contingent assets and liabilities	12 Months Ended
Dec. 31, 2018
Contingent assets and liabilities [Abstract]
Disclosure of contingent liabilities [text block]

Contingent assets and liabilities

Contingent assets

As per December 31, 2018, the company had no material contingent assets.

Contingent liabilities
Guarantees

Philips’ policy is to provide guarantees and other letters of support only in writing. Philips does not stand by other forms of support. The total fair value of guarantees recognized on the balance sheet amounts to EUR nil million for both 2017 and 2018. Remaining off-balance-sheet business and credit-related guarantees provided on behalf of third parties and associates decreased by EUR 3 million during 2018 to EUR 40 million (December 31, 2017: EUR 44 million).

Environmental remediation

The Company and its subsidiaries are subject to environmental laws and regulations. Under these laws, the Company and/or its subsidiaries may be required to remediate the effects of certain manufacturing activities on the environment.

Legal proceedings

The Company and certain of its group companies and former group companies are involved as a party in legal proceedings, regulatory and other governmental proceedings, including discussions on potential remedial actions, relating to such matters as competition issues, commercial transactions, product liability, participations and environmental pollution.

While it is not feasible to predict or determine the ultimate outcome of all pending or threatened legal proceedings, regulatory and governmental proceedings, the Company is of the opinion that the cases described below may have, or have had in the recent past, a significant impact on the Company’s consolidated financial position, results of operations and cash flows.

Cathode Ray Tubes (CRT)

Starting in 2007, competition law authorities in several jurisdictions had commenced investigations into possible anticompetitive activities in the Cathode Ray Tubes, or CRT industry. On December 5, 2012, this lead to a European Commission decision imposing fines on (former) CRT manufacturers including the company. The European Commission imposed a fine of EUR 313 million on the company and a fine of EUR 392 million jointly and severally on the company and LG Electronics, Inc (LGE). In total a payable of EUR 509 million was recognized in 2012 and the fine was paid in the first quarter of 2013. The company appealed the decision of the European Commission with the General Court and later with European Court of Justice. These appeals were denied on September 9, 2015 and September 15, 2017 respectively. No further appeals are pending. Please refer to Subsequent events for a recent claim filed in connection with the CRT matter.

United States and Canada

Subsequent to the public announcement of these investigations in 2007, certain Philips Group companies were named as defendants in class action antitrust complaints by direct and indirect purchasers of CRTs filed in various federal district courts in the United States. These actions alleged anticompetitive conduct by manufacturers of CRTs and sought treble damages on a joint and several liability basis. In addition, sixteen individual plaintiffs, principally large retailers of CRT products who opted out of the direct purchaser class, filed separate complaints against the company and other defendants based on the same substantive allegations. All these actions were consolidated for pre-trial proceedings in the United States District Court for the Northern District of California. In addition, the state attorneys general of California, Florida, Illinois, Oregon and Washington filed actions against the company and other defendants seeking to recover damages on behalf of the states and, acting as parens patriae, their consumers.

All actions have been settled or otherwise resolved. The indirect purchaser settlement that was approved by the United States District Court for the Northern District of California in 2016, is now again pending before the District Court after it had been remanded to the District Court by the Ninth Circuit Court of Appeals in February 2019.

In 2007, certain Philips Group companies were also being named as defendants in proposed class proceedings in Ontario, Quebec and British Columbia, Canada, along with numerous other participants in the industry. In 2017, a settlement has been reached for all three proposed class actions which was approved by the courts in 2018.

Other jurisdictions

In 2014, the company was named as a defendant in a consumer class action lawsuit filed in Israel in which damages are claimed against several defendants based on alleged anticompetitive activities in the CRT industry. In addition, an electronics manufacturer filed a claim against the company and several co-defendants with a court in the Netherlands and Turkey, also seeking compensation for the alleged damage sustained as a result from the alleged anticompetitive activities in the CRT industry. In 2015 and 2016, the company became involved in further civil CRT antitrust litigation with previous CRT customers based in the United Kingdom, Germany, Brazil and Denmark. In 2018 a case in Germany and in Denmark were settled while two new cases were brought in the United Kingdom.

Currently two cases are pending before the Dutch courts (one of which is also subject to parallel proceedings in Turkey), one case pending before the Israeli court, two cases are pending before the German courts and three cases have been filed in the United Kingdom. Except for the case in Israel where the plaintiffs are a purported class of consumers, all plaintiffs are television or monitor manufacturers who acquired either CRT’s to be integrated in their finished products or OEM monitors containing CRT’s. In all cases, the same substantive allegations about anticompetitive activities in the CRT industry are made and damages are sought. Despite prior settlements, the company has concluded that due to the specific circumstances in the cases that settled and the particularities and considerable uncertainty associated with the remaining matters, based on current knowledge, potential losses cannot be reliably estimated with respect to these matters.

Connected Care & Health Informatics

On July 4, 2018 the Public Prosecution Service in Rio de Janeiro and representatives from the Brazilian antitrust authority CADE inspected the offices of more than 30 companies, including Philips, in São Paulo. The Brazilian authorities are conducting an investigation into tender irregularities in the medical device industry. The company has also received inquiries from certain US authorities in respect of this matter.

Personal Health

In April 2017, the company received a Civil Investigative Demand (CID) out of the US Attorney’s Office in Northern District of Iowa. The CID relates to an evaluation of the appropriateness of certain sleep and respiratory care equipment financing programs available for Respironics’ products. In addition, in late 2017, the company received an information request from the Department of Justice regarding the relationship between Respironics’ business and certain sleep centers that use Respironics’ products. In 2018 the company has provided the requested information to the US government and is awaiting next steps. The company has not been advised that any claim has been asserted by the US government in connection with these matters and it continues to cooperate fully in both inquiries.

Given the uncertain nature of the relevant events and liabilities, it is not practicable to provide information on the estimate of the financial effect, if any, or timing. The outcome of the uncertain events could have a material impact on the Company’s consolidated financial position, results of operations and cash flows.

Miscellaneous

For details on other contractual obligations, please refer to liquidity risk in Details of Treasury risk / other financial risk.